Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. 1350, and accompanies the report on Form N-CSR for the period ended December 31, 2005 of AGILEX Funds (the “Trust”).

I, Robert M. Gunville, the President of the Trust, certify that:

(i)	the form N-CSR fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C 78m(a) or 78o(d)); and

(ii)	the information contained in the Form N-CSR fairly represents, in all material respects, the financial condition and results of operations of the Issuer.

Date: April 12, 2006	/s/Robert M. Gunville
Robert M. Gunville
President

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. 1350, and accompanies the report on Form N-CSR for the period ended December 31, 2005 of AGILEX Funds (the “Trust”).

I, Charles F. Fistel, the Treasurer of the Trust, certify that:

(i)	the form N-CSR fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C 78m(a) or 78o(d)); and

(ii)	the information contained in the Form N-CSR fairly represents, in all material respects, the financial condition and results of operations of the Issuer.

Date: April 12, 2006	/s/Charles F. Fistel
Charles F. Fistel
Treasurer